Acquisitions and Dispositions	12 Months Ended
Dec. 31, 2017
Text Block [Abstract]
Acquisitions and Dispositions

NOTE 3. ACQUISITIONS AND DISPOSITIONS

DOMINION ENERGY

Proposed Acquisition of SCANA

Under the terms of the SCANA Merger Agreement announced in January 2018, Dominion Energy has agreed to issue 0.6690 shares of Dominion Energy common stock for each share of SCANA common stock upon closing. In addition, Dominion Energy will provide the financial support for SCE&G to make a $1.3 billion up-front, one-time rate credit to all current electric service customers of SCE&G to be paid within 90 days of closing and a $575 million refund along with the benefit of the 2017 Tax Reform Act resulting in at least a 5% reduction to SCE&G electric service customers’ bills over an eight-year period as well as the exclusions from rate recovery of approximately $1.7 billion of costs related to the V.C. Summer Units 2 and 3 new nuclear development project and approximately $180 million to purchase the Columbia Energy Center power station. In addition, SCANA’s debt, which currently totals approximately $7.0 billion, is expected to remain outstanding.

The transaction requires approval of SCANA’s shareholders, FERC and the NRC and clearance from the Federal Trade Commission under the Hart-Scott-Rodino Act. In February 2018, the Federal Trade Commission granted early termination of the waiting period under the Hart-Scott-Rodino Act. In January 2018, SCANA and Dominion Energy filed for review and approval, as required, from the South Carolina Commission, the North Carolina Commission, the Georgia Public Service Commission and the NRC. Dominion Energy is not required to accept an order by the South Carolina Commission approving Dominion Energy’s merger with SCANA if such order contains any material change to the terms, conditions or undertakings set forth in the cost recovery plan related to the V.C. Summer Units 2 and 3 new nuclear development project or any significant changes to the economic value of the cost recovery plan. In addition, the SCANA Merger Agreement provides that Dominion Energy will have the right to refuse to close the merger if there shall have occurred any substantive change in the Base Load Review Act or other laws governing South Carolina public utilities which has or would reasonably be expected to have an adverse effect on SCE&G. The SCANA Merger Agreement contains certain termination rights for both Dominion Energy and SCANA, and provides that, upon termination of the SCANA Combination under specified circumstances, Dominion Energy would be required to pay a termination fee of $280 million to SCANA and SCANA would be required to pay Dominion Energy a termination fee of $240 million. Subject to receipt of SCANA shareholder and any required regulatory approvals and meeting closing conditions, Dominion Energy targets closing by the end of 2018.

Acquisition of Dominion Energy Questar

In September 2016, Dominion Energy completed the Dominion Energy Questar Combination and Dominion Energy Questar, a Rockies-based integrated natural gas company, became a wholly-owned subsidiary of Dominion Energy. Dominion Energy Questar included Questar Gas, Wexpro and Dominion Energy Questar Pipeline at closing. Questar Gas has regulated gas distribution operations in Utah, southwestern Wyoming and southeastern Idaho. Wexpro develops and produces natural gas from reserves supplied to Questar Gas under a cost-of-service framework. Dominion Energy Questar Pipeline provides FERC-regulated interstate natural gas transportation and storage services in Utah, Wyoming and western Colorado. The Dominion Energy Questar Combination provides Dominion Energy with pipeline infrastructure that provides a principal source of gas supply to Western states. Dominion Energy Questar’s regulated businesses also provide further balance between Dominion Energy’s electric and gas operations.

In accordance with the terms of the Dominion Energy Questar Combination, at closing, each share of issued and outstanding Dominion Energy Questar common stock was converted into the right to receive $25.00 per share in cash. The total consideration was $4.4 billion based on 175.5 million shares of Dominion Energy Questar outstanding at closing.

Dominion Energy financed the Dominion Energy Questar Combination through the: (1) August 2016 issuance of $1.4 billion of 2016 Equity Units, (2) August 2016 issuance of $1.3 billion of senior notes, (3) September 2016 borrowing of $1.2 billion under a term loan agreement and (4) $500 million of the proceeds from the April 2016 issuance of common stock. See Notes 17 and 19 for more information.

PURCHASE PRICE ALLOCATION

Dominion Energy Questar’s assets acquired and liabilities assumed were measured at estimated fair value at the closing date and are included in the Gas Infrastructure operating segment. The majority of operations acquired are subject to the rate-setting authority of FERC, as well as the Utah Commission and/or the Wyoming Commission and therefore are accounted for pursuant to ASC 980, Regulated Operations. The fair values of Dominion Energy Questar’s assets and liabilities subject to rate-setting and cost recovery provisions provide revenues derived from costs, including a return on investment of assets and liabilities included in rate base. As such, the fair values of these assets and liabilities equal their carrying values. Accordingly, neither the assets and liabilities acquired, nor the pro forma financial information, reflect any adjustments related to these amounts.

The fair value of Dominion Energy Questar’s assets acquired and liabilities assumed that are not subject to the rate-setting provisions discussed above was determined using the income approach. In addition, the fair value of Dominion Energy Questar’s 50% interest in White River Hub, accounted for under the equity method, was determined using the market approach and income approach. The valuations are considered Level 3 fair value measurements due to the use of significant judgmental and unobservable inputs, including projected timing and amount of future cash flows and discount rates reflecting risk inherent in the future cash flows and future market prices.

The excess of the purchase price over the estimated fair values of the assets acquired and liabilities assumed was recognized as goodwill at the closing date. The goodwill reflects the value associated with enhancing Dominion Energy’s regulated portfolio of businesses, including the expected increase in demand for low-carbon, natural gas-fired generation in the Western states and the expected continued growth of rate-regulated businesses located in a defined service area with a stable regulatory environment. The goodwill recognized is not deductible for income tax purposes, and as such, no deferred taxes have been recorded related to goodwill.

The table below shows the allocation of the purchase price to the assets acquired and liabilities assumed at closing which reflects the following adjustments from the preliminary valuation recog-nized during the measurement period. During the fourth quarter of 2016, certain modifications were made to preliminary valuation amounts for acquired property, plant and equipment, current liabilities, and deferred income taxes, resulting in a $6 million net decrease to goodwill, which related primarily to the sale of Questar Fueling Company in December 2016 as further described in the Sale of Questar Fueling Company. In the third quarter of 2017, certain modifications were made to the valuation amounts for regulatory liabilities, current liabilities and deferred income taxes, resulting in a $6 million net increase to goodwill recorded in Dominion Energy’s Consolidated Balance Sheets. The modifications relate primarily to the finalization of Dominion Energy Questar’s 2016 tax return for the period January 1, 2016 through the Dominion Energy Questar Combination, as well as certain regulatory adjustments.

Amount
(millions)
Total current assets	$224
Investments(1)	58
Property, plant and equipment(2)	4,131
Goodwill	3,111
Total deferred charges and other assets, excluding goodwill	75
Total Assets	7,599
Total current liabilities(3)	793
Long-term debt(4)	963
Deferred income taxes	807
Regulatory liabilities	259
Asset retirement obligations	160
Other deferred credits and other liabilities	220
Total Liabilities	3,202
Total purchase price	4,397

(1)	Includes $40 million for an equity method investment in White River Hub. The fair value adjustment on the equity method investment in White River Hub is considered to be equity method goodwill and is not amortized.
(2)	Nonregulated property, plant and equipment, excluding land, will be depreciated over remaining useful lives primarily ranging from 9 to 18 years.
(3)	Includes $301 million of short-term debt, of which no amounts remain outstanding at December 31, 2017, as well as a $250 million variable interest rate term loan due in August 2017 that was paid in July 2017.
(4)	Unsecured senior and medium-term notes with maturities which range from 2017 to 2048 and bear interest at rates from 2.98% to 7.20%.

REGULATORY MATTERS

The transaction required approval of Dominion Energy Questar’s shareholders, clearance from the Federal Trade Commission under the Hart-Scott-Rodino Act and approval from both the Utah Commission and the Wyoming Commission. In February 2016, the Federal Trade Commission granted antitrust approval of the Dominion Energy Questar Combination under the Hart-Scott-Rodino Act. In May 2016, Dominion Energy Questar’s shareholders voted to approve the Dominion Energy Questar Combination. In August 2016 and September 2016, approvals were granted by the Utah Commission and the Wyoming Commission, respectively. Information regarding the transaction was also provided to the Idaho Commission, who acknowledged the Dominion Energy Questar Combination in October 2016, and directed Dominion Energy Questar to notify the Idaho Commission when it makes filings with the Utah Commission.

With the approval of the Dominion Energy Questar Combination in Utah and Wyoming, Dominion Energy agreed to the following:

•	Contribution of $75 million to Dominion Energy Questar’s qualified and non-qualified defined-benefit pension plans and its other post-employment benefit plans within six months of the closing date. This contribution was made in January 2017.
•	Increasing Dominion Energy Questar’s historical level of corporate contributions to charities by $1 million per year for at least five years.
•	Withdrawal of Questar Gas’ general rate case filed in July 2016 with the Utah Commission and agreement to not file a general rate case with the Utah Commission to adjust its base distribution non-gas rates prior to July 2019, unless otherwise ordered by the Utah Commission. In addition, Questar Gas agreed not to file a general rate case with the Wyoming Commission with a requested rate effective date earlier than January 2020. Questar Gas’ ability to adjust rates through various riders is not affected.

RESULTS OF OPERATIONS AND PRO FORMA INFORMATION

The impact of the Dominion Energy Questar Combination on Dominion Energy’s operating revenue and net income attributable to Dominion Energy in the Consolidated Statements of Income for the twelve months ended December 31, 2016 was an increase of $379 million and $73 million, respectively.

Dominion Energy incurred transaction and transition costs in 2017 and 2016, of which $26 million and $58 million was recorded in other operations and maintenance expense, respectively, and $16 million was recorded in interest and related charges in 2016 in Dominion Energy’s Consolidated Statements of Income. These costs consist of the amortization of financing costs, the charitable contribution commitment described above, employee-related expenses, professional fees, and other miscellaneous costs.

The following unaudited pro forma financial information reflects the consolidated results of operations of Dominion Energy assuming the Dominion Energy Questar Combination had taken place on January 1, 2015. The unaudited pro forma financial information has been presented for illustrative purposes only and is not necessarily indicative of the consolidated results of operations that would have been achieved or the future consolidated results of operations of the combined company.

	Twelve Months Ended December 31,
	2016(1)	2015
(millions, except EPS)
Operating Revenue	$12,497	$12,818
Net income attributable to Dominion Energy	2,300	2,108
Earnings Per Common Share – Basic	$ 3.73	$ 3.56
Earnings Per Common Share – Diluted	$ 3.73	$ 3.55

(1)	Amounts include adjustments for non-recurring costs directly related to the Dominion Energy Questar Combination.

CONTRIBUTION OF DOMINION ENERGY QUESTAR PIPELINE TO DOMINION ENERGY MIDSTREAM

In October 2016, Dominion Energy entered into the Contribution Agreement under which Dominion Energy contributed Dominion Energy Questar Pipeline to Dominion Energy Midstream. Upon closing of the agreement on December 1, 2016, Dominion Energy Midstream became the owner of all of the issued and outstanding membership interests of Dominion Energy Questar Pipeline in exchange for consideration consisting of Dominion Energy Midstream common and convertible preferred units with a combined value of $467 million and cash payment of $823 million, $300 million of which is considered a debt-financed distribution, for a total of $1.3 billion. In addition, under the terms of the Contribution Agreement, Dominion Energy Midstream repurchased 6,656,839 common units from Dominion Energy, and repaid its $301 million promissory note to Dominion Energy in December 2016. The cash proceeds from these transactions were utilized in December 2016 to repay the $1.2 billion term loan agreement borrowed in September 2016. Since Dominion Energy consolidates Dominion Energy Midstream for financial reporting purposes, the transactions associated with the Contribution Agreement were eliminated upon consolidation. See Note 5 for the tax impacts of the transactions.

SALE OF QUESTAR FUELING COMPANY

In December 2016, Dominion Energy completed the sale of Questar Fueling Company. The proceeds from the sale were $28 million, net of transaction costs. No gain or loss was recorded in Dominion Energy’s Consolidated Statements of Income, as the sale resulted in measurement period adjustments to the net assets acquired of Dominion Energy Questar. See the Purchase Price Allocation section above for additional details on the measurement period adjustments recorded.

Wholly-Owned Merchant Solar Projects

ACQUISITIONS

The following table presents significant completed acquisitions of wholly-owned merchant solar projects by Dominion Energy.

Completed Acquisition Date	Seller	Number of Projects		Project Location	Project Name(s)	Initial Acquisition (millions)(1)	Project Cost (millions)(2)	Date of Commercial Operations	MW Capacity
April 2015	EC&R NA Solar PV, LLC	1		California	Alamo	$ 66	$ 66	May 2015	20
April 2015	EDF Renewable Development, Inc.	3		California	Cottonwood(3)	106	106	May 2015	24
June 2015	EDF Renewable Development, Inc.	1		California	Catalina 2	68	68	July 2015	18
July 2015	SunPeak Solar, LLC	1		California	Imperial Valley 2	42	71	August 2015	20
November 2015	EC&R NA Solar PV, LLC	1		California	Maricopa West	65	65	December 2015	20
November 2015	Community Energy Solar, LLC	1		Virginia	Amazon Solar Farm U.S East	34	212	October 2016	80
February 2017	Community Energy Solar, LLC	1		Virginia	Amazon Solar Farm Virginia—Southampton	29	205	December 2017	100
March 2017	Solar Frontier Americas Holding LLC	1	(4)	California	Midway II	77	78	June 2017	30
May 2017	Cypress Creek Renewables, LLC	1		North Carolina	IS37	154	160	June 2017	79
June 2017	Hecate Energy Virginia C&C LLC	1		Virginia	Clarke County	16	16	August 2017	10
June 2017	Strata Solar Development, LLC/Moorings Farm 2 Holdco, LLC	2		North Carolina	Fremont, Moorings 2	20	20	November 2017	10
September 2017	Hecate Energy Virginia C&C LLC	1		Virginia	Cherrydale	40	41	November 2017	20
October 2017	Strata Solar Development, LLC	2		North Carolina	Clipperton, Pikeville	20	21	November 2017	10

(1)	The purchase price was primarily allocated to Property, Plant and Equipment.
(2)	Includes acquisition cost.
(3)	One of the projects, Marin Carport, began commercial operations in 2016.
(4)	In April 2017, Dominion Energy discontinued efforts on the acquisition of the additional 20 MW solar project from Solar Frontier Americas Holding LLC.

In addition during 2016, Dominion Energy acquired 100% of the equity interests of seven solar projects in Virginia, North Carolina and South Carolina for an aggregate purchase price of $32 million, all of which was allocated to property, plant and equipment. The projects cost $421 million in total, including initial acquisition costs, and generate 221 MW combined. One of the projects commenced commercial operations in 2016 and the remaining projects commenced commercial operations in 2017.

Long-term power purchase, interconnection and operation and maintenance agreements have been executed for all of the projects described above. These projects are included in the Power Generation operating segment. Dominion Energy has claimed or will claim federal investment tax credits on these solar projects.

SALE OF INTEREST IN MERCHANT SOLAR PROJECTS

In September 2015, Dominion Energy signed an agreement to sell a noncontrolling interest (consisting of 33% of the equity interests) in all of its then-currently wholly-owned merchant solar projects, 24 solar projects totaling 425 MW, to SunEdison, including certain projects in the table above. In December 2015, the sale of interest in 15 of the solar projects closed for $184 million with the sale of interest in the remaining projects completed in January 2016 for $117 million. Upon closing, SunEdison sold its interest in these projects to Terra Nova Renewable Partners. Terra Nova Renewable Partners has a future option to buy all or a portion of Dominion Energy’s remaining 67% ownership in the projects upon the occurrence of certain events, none of which are expected to occur in 2018.

Non-Wholly-Owned Merchant Solar Projects

ACQUISITIONS OF FOUR BROTHERS AND THREE CEDARS

In June 2015, Dominion Energy acquired 50% of the units in Four Brothers from SunEdison for $64 million of consideration, consisting of $2 million in cash and a $62 million payable. Dominion Energy had no remaining obligation related to this payable at December 31, 2016. Four Brothers operates four solar projects located in Utah, which produce and sell electricity and renewable energy credits. The facilities began commercial operations during the third quarter of 2016, generating 320 MW, at a cost of approximately $670 million.

In September 2015, Dominion Energy acquired 50% of the units in Three Cedars from SunEdison for $43 million of consideration, consisting of $6 million in cash and a $37 million payable. There was a $2 million payable included in other current liabilities in Dominion Energy’s Consolidated Balance Sheets at December 31, 2016. Dominion has no remaining obligation related to this payable at December 31, 2017. Three Cedars operates three solar projects located in Utah, which produce and sell electricity and renewable energy credits. The facilities began commercial operations during the third quarter of 2016, generating 210 MW, at a cost of approximately $450 million.

The Four Brothers and Three Cedars facilities operate under long-term power purchase, interconnection and operation and maintenance agreements. Dominion Energy claimed 99% of the federal investment tax credits on the projects.

Dominion Energy owns 50% of the voting interests in Four Brothers and Three Cedars and has a controlling financial interest over the entities through its rights to control operations. The allocation of the $64 million purchase price for Four Brothers resulted in $89 million of property, plant and equipment and $25 million of noncontrolling interest. The allocation of the $43 million purchase price for Three Cedars resulted in $65 million of property, plant and equipment and $22 million of noncontrolling interest. The noncontrolling interest for each entity was measured at fair value using the discounted cash flow method, with the primary components of the valuation being future cash flows (both incoming and outgoing) and the discount rate. Dominion Energy determined its discount rate based on the cost of capital a utility-scale investor would expect, as well as the cost of capital an individual project developer could achieve via a combination of nonrecourse project financing and outside equity partners. The acquired assets of Four Brothers and Three Cedars are included in the Power Generation operating segment.

Dominion Energy has assumed the majority of the agreements to provide administrative and support services in connection with operations and maintenance of the facilities and technical management services of the solar facilities. Costs related to services to be provided under these agreements were immaterial for the years ended December 31, 2017, 2016 and 2015.

In November 2016, NRG acquired the 50% of units in Four Brothers and Three Cedars previously held by SunEdison. Subsequent to Dominion Energy’s acquisition of Four Brothers and Three Cedars, SunEdison and NRG made contributions to Four Brothers and Three Cedars of $301 million in aggregate through December 31, 2017, which are reflected as noncontrolling interests in the Consolidated Balance Sheets.

Dominion Energy Midstream Acquisition of Interest in Iroquois

In September 2015, Dominion Energy Midstream acquired from NG and NJNR a 25.93% noncontrolling partnership interest in Iroquois, which owns and operates a 416-mile, FERC-regulated natural gas transmission pipeline in New York and Connecticut. In exchange for this partnership interest, Dominion Energy Midstream issued 8.6 million common units representing limited partnership interests in Dominion Energy Midstream (6.8 million common units to NG for its 20.4% interest and 1.8 million common units to NJNR for its 5.53% interest). The investment was recorded at $216 million based on the value of Dominion Energy Midstream’s common units at closing. These common units are reflected as noncontrolling interest in Dominion Energy’s Consolidated Financial Statements. Dominion Energy Midstream’s noncontrolling partnership interest is reflected in the Gas Infrastructure operating segment. In addition to this acquisition, Dominion Energy Gas currently holds a 24.07% noncontrolling partnership interest in Iroquois. Dominion Energy Midstream and Dominion Energy Gas each account for their interest in Iroquois as an equity method investment. See Notes 9 and 15 for more information regarding Iroquois.

Acquisition of DECG

In January 2015, Dominion Energy completed the acquisition of 100% of the equity interests of DECG from SCANA for $497 million in cash, as adjusted for working capital. DECG owns and operates nearly 1,500 miles of FERC-regulated interstate natural gas pipeline in South Carolina and southeastern Georgia. This acquisition supports Dominion Energy’s natural gas expansion into the southeastern U.S. The allocation of the purchase price resulted in $277 million of net property, plant and equipment, $250 million of goodwill, of which approximately $225 million is expected to be deductible for income tax purposes, and $38 million of regulatory liabilities. The goodwill reflects the value associated with enhancing Dominion Energy’s regulated gas position, economic value attributable to future expansion projects as well as increased opportunities for synergies. The acquired assets of DECG are included in the Gas Infrastructure operating segment.

On March 24, 2015, DECG converted to a limited liability company under the laws of South Carolina and changed its name from Carolina Gas Transmission Corporation to DECG. On April 1, 2015, Dominion Energy contributed 100% of the issued and outstanding membership interests of DECG to Dominion Energy Midstream in exchange for total consideration of $501 million, as adjusted for working capital. Total consideration to Dominion Energy consisted of the issuance of a two-year, $301 million senior unsecured promissory note payable by Dominion Energy Midstream at an annual interest rate of 0.6%, and 5,112,139 common units, valued at $200 million, representing limited partner interests in Dominion Energy Midstream. The number of units was based on the volume weighted average trading price of Dominion Energy Midstream’s common units for the ten trading days prior to April 1, 2015, or $39.12 per unit. Since Dominion Energy consolidates Dominion Energy Midstream for financial reporting purposes, this transaction was eliminated upon consolidation and did not impact Dominion Energy’s financial position or cash flows.

VIRGINIA POWER

Acquisition of Solar Projects

In December 2015, Virginia Power completed the acquisition of 100% of a solar development project in North Carolina from Morgans Corner for $47 million, all of which was allocated to property, plant and equipment. The project was placed into service in December 2015 with a total cost of $49 million, including the initial acquisition cost. The project generates 20 MW. The output generated by the project is used to meet a ten-year non-jurisdictional supply agreement with the U.S. Navy, which has the unilateral option to extend for an additional ten years. In October 2015, the North Carolina Commission granted the transfer of the existing CPCN from Morgans Corner to Virginia Power. The acquired asset is included in the Power Generation operating segment.

DOMINION ENERGY AND DOMINION ENERGY GAS

Blue Racer

See Note 9 for a discussion of transactions related to Blue Racer.